Exhibit 99.1 DRAFT JPM22 Updated 12-14-21 Lyell Immunopharma September 11, 2023

Forward-looking statements Certain matters discussed in this presentation are “forward-looking statements” of Lyell Immunopharma, Inc, Inc. (hereinafter referred to as the “Company,” “we,” “us,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). All such written or oral statements made in this presentation, other than statements of historical fact, are forward-looking statements and are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” plans“,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements, timelines and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors“ in our filings with the Securities and Exchange Commission (the “SEC”), and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business related to: the effects of geopolitical instability; macroeconomic conditions and the lingering effects of the COVID-19 pandemic; our ability to submit planned INDs or initiate or progress clinical trials on the anticipated timelines, if at all; our limited experience as a company in enrolling, conducting or completing clinical trials; our ability to manufacture and supply our product candidates for our clinical trials; the nonclinical profiles of our product candidates not translating in clinical trials; the potential for results from clinical trials to differ from nonclinical, early clinical, preliminary or expected results; significant adverse events, toxicities or other undesirable side effects associated with our product candidates; the significant uncertainty associated with our product candidates ever receiving any regulatory approvals; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; implementation of our strategic plans for our business and product candidates; the sufficiency of our capital resources and the need for additional capital to achieve our goals; other risks, including general economic conditions and regulatory developments, not within our control; and those risks described under the heading “Risk Factors” in our SEC filings, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and subsequent filings with the SEC. 2 PROPRIETARY

Advancing T cell therapies for solid tumors

Clinical data from two lead programs in 2024

Two clinical programs: wholly-owned, addressing large patient populations

LYL797: ROR1 targeted CAR T cell

- 1H2024: P1 clinical & translational data from 20+ patients
- TNBC, NSCLC

LYL845: Tumor Infiltrating Lymphocyte (TIL)

- 2024: P1 clinical & translational data
- Melanoma, NSCLC, CRC

Executing a scalable manufacturing strategy

Lyell's LyFE center producing current clinical supply

- 2024: Epi-R P2 process to shorten TIL manufacturing time without impacting cell number and phenotype

Planning for the future

- CAR T cell proof-of-concept collaboration with Cellares to build scale and reduce cost

Portfolio of novel reprogramming platform technologies

- 1H2024: IND filing for LYL119, ROR1 targeted CAR T cell designed for enhanced potency and durability; using four of our technologies

~$633 million in cash

- Runway into 2026

ROR1, receptor tyrosine kinase-like orphan receptor 1; TNBC, triple-negative breast cancer; NSCLC, non-small-cell lung cancer; CRC, colorectal cancer; P1, Phase 1

3 PROPRIETARY

Lyell

Lyell is developing two types of personalized cell therapy: Focused on getting the T-cells right OUR GOAL: Reprogram T cells to defeat solid tumors Resist exhaustion Durable cytotoxicity CAR T cells Self-renewal Persistence Metastatic Durable cytotoxicity Tumor- cancer Maintain polyclonality infiltrating Right phenotype lymphocytes Hot and cold tumors CAR, chimeric antigen receptor 4 PROPRIETARY

Lyell’s T-cell reprogramming technologies are designed to address primary barriers to success in solid tumors TO ACHIEVE SUCCESS IN SOLID TUMORS, CELL THERAPY MUST: RESIST EXHAUSTION, Maintain cancer cell killing in the immunosuppressive tumor microenvironment RETAIN FUNCTION ENHANCE DURABLE Increase ability to self-renew and persist to drive durable tumor cytotoxicity STEMNESS 5 PROPRIETARY

Solid tumors drive T cells down a path to exhaustion Solid Hematologic Autologous Infusion Autologous Infusion tumor malignancy CAR T cell CAR T cell Adequate cell Inadequate expansion, expansion, persistence, driven to exhaustion, and tumor killing and lack of durability Tumor cell Lack of T-cell clearance function; cancer cells persist Riddell et al, Keystone, 2020 6 PROPRIETARY

Stackable technologies designed to generate potent T cells with durable function GENETIC REPROGRAMMING EPIGENETIC REPROGRAMMING c-Jun NR4A3 Epi-R™ Stim-R™ overexpression knockout c-Jun and NR4A3 regulate the activator Manufacturing protocols that generate protein 1 (AP-1) transcription factor more stem-like cells that self renew and pathway, which plays a key role in persist despite repeat antigen stimulation T-cell effector function Lynn, R. et al., Nature, 2019; Chen, J. et al., Nature, 2019 7 PROPRIETARY

A clinical-stage company with a growing pipeline of novel therapies for solid tumors

Product Candidate/ Modality	Target	Genetic Reprogramming		Epigenetic Reprogramming		Target Indications	Preclinical	Phase 1	Phase 2 / Pivotal	Next Expected Milestone
		c-Jun	NR4A3	Epi-R™	Stim-R™					
LYL797 CAR T Cell	ROR1	√		√		TNBC NSCLC Other Solid Tumors				Initial data in 1H 2024
LYL119 CAR T Cell	ROR1	√	√	√	√	ROR1+ Solid Tumors				Submit IND in 1H 2024
LYL845 TIL	Multiple antigens			√		Melanoma CRC, NSCLC Other Solid Tumors				Initial data in 2024
2nd Generation TIL	Multiple antigens	**Genetic and Epigenetic Reprogramming**				Solid Tumors				

ROR1, receptor tyrosine kinase-like orphan receptor 1; IND, investigational new drug; CAR, chimeric antigen receptor; NSCLC, non-small cell lung cancer; TNBC, triple-negative breast cancer; TIL, tumor infiltrating lymphocytes; CRC, colorectal cancer

8 PROPRIETARY

Lyell

People with cancer need better therapies 90% <2 <3 Years Cancer Years most deaths before metastatic cancer caused by cancer progresses solid patients tumors live after diagnosis seer.cancer.gov; Deaths (Estimated 2021); Survival Rates by Time Since Diagnosis, 2000-2017 CDC Nat’l Ctr for Health Statistics, Mortality in the US, 2020 9 PROPRIETARY

Lyell product candidates target large unmet needs

~500K new cases and ~180K US deaths annually

TRIPLE-NEGATIVE BREAST CANCER

- 15% of breast cancer diagnoses in the US each year
- ~40,000 new cases
- ~10,000 deaths

LYL797

NON-SMALL CELL LUNG CANCER

- 84% of new lung cancer diagnoses each year
- ~200,000 new cases
- ~110,000 deaths

LYL797 & LYL845

MELANOMA

- 80% of all skin cancer-related deaths
- ~100,000 new cases
- ~8,000 deaths

LYL845

COLORECTAL CANCER

- 3rd most common form of cancer
- ~150,000 new cases
- ~53,000 deaths

LYL845

National Cancer Institute and the American Cancer Society and are based on US cases. (2022)

10 PROPRIETARY

Lyell

Reprogramming T cells to target aggressive cancers LYL797: A genetically and epigenetically reprogrammed ROR1 CAR T cell product candidate designed for differentiated potency and durability

LYL797 CAR T cell Phase 1 trial design



CLINICAL TRIAL DESIGN (mTPI-2)
Dose Escalation
Dose Expansion
Dose Level 4
Dose Level 3
Dose Level 2
Dose Level 1
De-escalation if required
Dose Level -1
The RP2D moves forward to expansion cohort
LYL797 TNBC (N = ~15)
LYL797 NSCLC (N = ~15)
Potential to expand into additional tumor types
NCT05274451

- Patient population
  - Relapsed/Refractory TNBC patients who have failed two lines of therapy
  - Relapsed/Refractory NSCLC patients who have failed one line of therapy
  - ROR1 positive
- Study objectives
  - Patient safety and tolerability
  - Assessment of cytotoxicity and duration of T-cell function
  - Overall response rate and durability
  - Recommended phase 2 dose
  - CAR T cell pharmacokinetics

Spigel et al, ESMO 2022

mTPI-2, modified toxicity probability interval 2; NSCLC, non-small-cell lung cancer; ROR1, receptor tyrosine kinase–like orphan receptor 1; TNBC, triple-negative breast cancer; RP2D, recommended Phase 2 dose

12 PROPRIETARY

Lyell

ROR1 is highly expressed in many human cancers and correlates with a poor prognosis

ROR1 expression


~60%
Triple-negative breast cancer
~50%
Ovarian cancer
~40%
Non-small cell lung cancer
~95%
Chronic lymphocytic leukemia

In previous clinical trials and a non-human primate ROR1 CAR T cell toxicity study, no on-target off-tumor toxicity from ROR1-targeted therapies have been reported

ROR1, receptor tyrosine kinase-like orphan receptor 1

Jeong, *Medicina*, 2022; Chien, *Virchows Arch* 2016; Zhang, *PNAS*, 2014; Wang, *NEJM Evidence*, 2022; Berger, *Cancer Immunol Res*, 2015; Choi, *Cell Stem Cell*, 2018

13 PROPRIETARY

Lyell's ROR1 assay and screening program support current and future clinical trials

Screening data with Lyell's assay consistent with ROR1 expression in the literature

TRIPLE-NEGATIVE BREAST CANCER

- 15% of breast cancer diagnoses/year
- ~40,000 new cases / ~10,000 deaths



53% ROR1+
N=77

NON-SMALL CELL LUNG CANCER

- 84% of new lung cancer diagnoses/year
- ~200,000 new cases / ~110,000 deaths



33% ROR1+
N=18

ROR1, receptor tyrosine kinase-like orphan receptor 1; National Cancer Institute and the American Cancer Society and are based on US cases (2022)

Published literature: Balakrishnan et al, Clin Cancer Res. 2017, TNBC ~60%, NSCLC ~40%

14 PROPRIETARY

Lyell

LYL797 clinical program supported by robust preclinical data ROR1 CAR T cell + c-Jun + Epi-R Key differentiators • Tumor reduction, enhanced cytokine production and tumor infiltration in aggressive NSCLC syngeneic animal model with c-Jun • Stem-like phenotype, durability and enhanced cytotoxicity with Epi-R technology • Prolonged survival by combining c-Jun and Epi-R technologies (LYL797) in xenograft NSCLC animal model 15 PROPRIETARY

Superior preclinical efficacy demonstrated with c-Jun overexpressing ROR1 CAR T cells in aggressive NSCLC model



NSCLC tumor-bearing mice
Lymphodepletion and
CAR T cell +/- c-JUN
Day 15 21 30

- Syngeneic Kras/p53 model that recapitulates human NSCLC
- Also recapitulates the barriers in treating human NSCLC with the ROR1 CAR T cells
- Extremely difficult model in which to achieve tumor regression

Enhanced intratumoral function

IFNγ



WT ROR1 CAR T cells
c-Jun ROR1 CAR T cells
% IFNγ+ of CD8+GFP+PE-
****
***
D21
D30

Enhanced infiltration

CAR T cell frequency in tumor



WT ROR1 CAR T cells
c-Jun ROR1 CAR T cells
%CAR+ of PE-CD8+
*
*
**
D15
D21
D30

Tumor control in 50% of mice

Tumor volume



WT CAR T cell-treated mice
c-Jun ROR1 CAR T cell-treated mice
mm^3
6/12 progressing
6/12 stable/ regressing
Pre-infusion
4 weeks

Riddell Lab, Fred Hutch, unpublished data

* is p<.05 ** is p<.01 *** is p<.001 **** is p<.0001

16 PROPRIETARY

Epi-R™ technology produces transcriptionally distinct populations of T cells that resist exhaustion and maintain cytotoxicity

Distinct gene expression profile of Epi-R expanded cells vs. standard preparation


Standard preparation
Epi-R
2.5
0.0
-2.5
-5.0
UMAP_2
-4
0
4
UMAP_1

Epi-R expanded cells demonstrate prolonged cytotoxicity after removal from Epi-R conditions


Sequential cell killing assay (ROR1 CAR T cells)
Relative target cell fluorescence (%)
300
200
100
0
Mock
Standard preparation
Epi-R
0
100
200
300
Time (Hours)

Park et al., AACR 2022

Tumor target: H1975

17 PROPRIETARY

LYL797 combines c-Jun and Epi-R™ reprogramming technologies to prolong survival in NSCLC (H1975) xenograft model LYL797 reduces tumor burden LYL797 prolongs survival 2500 100 2000 *** 1500 50 1000 500 **** 0 0 2500 2500 0 10 20 30 40 50 60 0 10 20 30 40 50 60 Conventional Mock Conventional mock Conventional Mock Conventional mock Days after T-cell injection Days after T-cell injection Conventional ROR1 CAR T Conventional ROR1 CAR T Conventional ROR1 CAR T Conventional ROR1 CAR T 2000 2000 2500 LY LYL7 L7 9 9 77 LY LYL7 L7 9 9 77 1500 1500 100 2000 **** 1000 1000 1500 50 1000 500 500 **** 500 0 0 0 10 20 30 40 50 60 0 10 20 30 40 50 60 0 0 0 10 20 30 40 50 60 0 10 20 30 40 50 60 Days after T-cell Injection Park et al., ASGCT 2022 Days after T-cell injection *** is p<.001 **** is p<.0001 18 PROPRIETARY 6 6 2.5 x 10 5 x 10 CAR T dose CAR T dose 3 3 Tumor volume (mm ) Tumor volume (mm ) % survival % survival

Novel stackable technologies designed to improve potency and durability LYL119: Innovative ROR1 CAR T cell product candidate designed for enhanced cytotoxicity

LYL119 incorporates novel stackable technologies designed to improve potency and durability

ROR1 CAR T cell + c-Jun + NR4A3 KO + Epi-R + Stim-R



Optimized variant of epidermal growth factor receptor (EGFRopt)
ROR1-specific chimeric antigen receptor (CAR)
Anti-ROR1 single-chain variable fragment (scFv)
4-1BB
CD3ζ
c-Jun overexpression
Nuclear receptor 4A3 (NR4A3) knockout

Key Differentiators

- Combining NR4A3 knockout and c-Jun overexpression further **reduces T cell exhaustion and enhances cytotoxicity**
  - Reducing NR4A expression enhances T-cell function associated with increased expression of AP-1–regulated genes
  - NR4A family transcription factors may contribute to T-cell exhaustion by restraining c-Jun activity
- **Stim-R CAR T cells demonstrate prolonged persistence** and **enhanced cytotoxicity** in response to serial antigen stimulation

Lam et al., SITC, 2022 Li et al., SITC 2022

Chen J, et al. *Nature*. 2019; Tirosh I, et al. *Science*. 2016; Liu X, et al. *Nature*. 2019; Odagiu I, et al. *Proc Natl Acad Sci USA*

20 PROPRIETARY

Lyell

Stim-R technology mediates precise signal-molecule presentation during T-cell activation • Stim-R technology mimics physiologic presentation: – Multiple signals presented in precise densities and stoichiometries – Controlled presentation of both soluble and surface signals Stim-R technology is a programmable cell-signaling platform T cells Soluble bio-signals Lipid-coated silica micro-rods Surface Stim-R Targeted T cell product bio-signals Li et al., SITC 2022 21 PROPRIETARY

Peripheral blood CD3+CAR+ numbers LYL119 is potent and eliminated H1975 (NSCLC) xenograft Peripheral blood CD3+CAR+ numbers 0.4e6 CAR T cells 8 10 0.4e6 CAR T cells 8 tumors even at low doses of CAR T cells 10 6 ** * 10 ** * 6 ** * Robust CAR T cells expansion10 Elimination of xenograft tumors at ** * 4 in vivo both low and high CAR T cell doses 10 4 8 10 10 3000 2 10 2500 6 2 **** 10 10 ** * 2000 0 10 Low Dose 4 1500 10 0 5 0 10 20 30 40 10 4x10 CAR T cells day after T cell injection 0 10 20 30 40 1000 2 10 day after T cell injection NR4A3 KO g4 + c-Jun R12 CAR 500 NR4A3 KO g4 + c-Jun R12 CAR NR4A3 KO g47 + c-Jun R12 CAR 0 0 10 NR4A3 KO g47 + c-Jun R12 CAR LYL119 0 10 20 30 40 50 60 70 Control + c-Jun R12 CAR 0 10 20 30 40 50 days after T cell injection day after T cell injection Control + c-Jun R12 CAR Mock Mock 8 3000 10 Mock 2500 ** ** 6 **** 10 2000 High Dose 4 1500 10 6 2x10 CAR T cells 1000 2 10 500 0 0 10 0 10 20 30 40 50 60 70 0 10 20 30 40 50 Lam et al., ASGCT, 2023 days after T cell injection day after T cell injection 22 PROPRIETARY 3 3 Tumor volume (mm ) Tumor volume (mm ) Cells per mL blood Cells per mL blood Cells per mL Cells per mL blood blood

Harnessing tumor-infiltrating lymphocytes to fight cancer LYL845: A novel epigenetically reprogrammed TIL product candidate designed for differentiated potency and durability

LYL845 TIL Phase 1 trial design



CLINICAL TRIAL DESIGN (mTPI-2)
Dose Escalation (Melanoma)
Dose Expansion*
Dose Level 2
Dose Level 1
Dose Level -1
De-escalation if required
RP2D moves forward to expansion cohort
LYL845 Melanoma (N = ~ 15)
LYL845 NSCLC (N = ~ 15)
LYL845 Colorectal (N = ~ 15)
*Potential to expand into additional tumor types
NCT05573035

- Patient population
  - Relapsed and/or refractory metastatic or locally advanced solid tumors:
    - Melanoma
    - Non-small cell lung cancer
    - Colorectal cancer
- Study objectives
  - Patient safety and tolerability
  - Overall response rate and durability
  - Recommended Phase 2 dose
  - Evaluation of expansion, phenotype, clonal diversity and persistence

mTPI-2, modified toxicity probability interval 2; NSCLC, non-small-cell lung cancer; RP2D, recommended Phase 2 dose

24 PROPRIETARY

LYL845: A novel and differentiated TIL product candidate


Tumor tissue
Standard TIL expansion protocol
Control TIL
Lyell Epi-R protocol comprises:
• Proprietary media
• Optimized cytokine compositions
• Well-defined cell activation and expansion protocols
LYL845
Short-lived effector cells
Long-lived stem-like cells

Key differentiators

- **Phenotypes** (stemness markers and cytotoxic cells) **associated with clinical responses**
- **Preserved polyclonal** tumor reactive cells
- Robust TIL expansion across **both hot and cold tumors**

25 PROPRIETARY

Lyell

LYL845 is enriched for cells with characteristics associated with improved clinical outcomes Increased % of cytotoxic cells Increased % of stem-like T cells Control LYL845 Krishna et al., Science Dec. 2020 Patel et al., SITC 2022 26 PROPRIETARY * is p<.05 ** is p<.01 *** is p<.001 **** is p<.0001 % CD8+ T cells % CD8+CD27+ T cells % CD8+CD39-CD69- T cells

LYL845 TIL preserve ~94% of predicted tumor reactive clones to enable targeting of heterogeneous solid tumors


LYL845 T-Cell preparations
Malignant tumor tissue
Bioinformatics analysis
HIGH FREQUENCY CLONES
EXHAUSTED CLONES
Predicted tumor reactive clones
Check for preservation of predicted tumor reactive clones in LYL845 products

LYL845 TIL clinical scale runs


100
75
50
25
0
% of predicted tumor reactive clones
Donor
Melanoma
NSCLC
CRC

Harris et al., SITC 2022
Pasetto et al., *CIR* 2016, Lowrey et al., *Science* 2022, Oliveira et al., *Nature* 2021

27 PROPRIETARY

In vivo efficacy is superior with LYL845 TIL using our Epi-R process compared to TIL using standard conditions in novel model In this study: No TIL 2500 • Two refractory melanoma donor Standard TIL samples were collected. 2000 • Samples were split processed to generate TIL products using either 1500 the Epi-R (LYL845) or the standard process. No TIL Control Donor 1 Standard TIL 1000 • Mice were implanted with Donor 1 LYL845 TIL subcutaneous melanoma cell line Donor 2 Standard TIL on day -8. 500 Donor 2 LYL845 TIL • 4 million LYL845 or standard TIL were dosed intravenously on day 0. 0 LYL845 TIL 0 10 20 30 40 Days Post treatment 28 PROPRIETARY & CONFIDENTIAL 3 Tumor Volume (mm )

Epi-R P2 is a new manufacturing process designed to shorten product delivery time to patients

- **Compared to Epi-R, Epi-R P2:**
  - Does not compromise yield, stemness phenotype or tumor reactive clones
  - Reliably produces 10+ billion cells in substantially shorter manufacturing time

- **Expect to implement Epi-R P2 into our TIL manufacturing in 2024**

	Epi-R™	Epi-R™ P2
10+ billion cells	✓	✓
Maintains stem-like qualities and tumor killing functionality	✓	✓
Preserves tumor reactive clones	✓	✓
Manufacture time	**~24 days**	**~16 days**

29 PROPRIETARY

Lyell

Epi-R and Epi-R P2 processes demonstrate comparable product profiles across CD8 cells Comparable % of stem-like T cells Comparable % of cytotoxic cells NS Epi-R P1 Epi-R P2 Epi-R P1 Epi-R P2 Epi-R P1 Epi-R P2 N=21 include metastatic melanoma, lung cancer and colorectal cancers 30 PROPRIETARY % CD8+ T cells % CD8+CD27+ T cells % CD8+CD39-CD69- T cells

Epi-R P2 preserves and allows expansion of tumor reactive TIL



Clone size
(Normalized to 30K TCR sequences)
100000
10000
1000
100
10
1
0.1
0.01
Day 0 Tumor
Epi-R P1
Epi-R P2
Top 50
Top 50-100
Confirmed tumor reactivity

In this study:

- T-cell receptor (TCR) sequencing was performed across Day 0 tumor, and TIL samples to assess retention of tumor reactive clones in products
- T cell clones that are more highly represented in the Day 0 tumor sample (e.g., top 50 or top 100 in frequency) are more likely to be tumor reactive
- We also experimentally confirmed several top frequency TCR clones to be tumor reactive (shown in purple)

31 PROPRIETARY

Manufacturing

Advancing manufacturing strategy to deliver for the future • Automated manufacturing processes to rapidly and cost- • Currently producing Phase 1 clinical supply effectively scale to meet anticipated patient demand for • Capabilities include CAR T cell, TIL and GMP vector our CAR T-cell product candidates • Capacity for up to ~500 doses/year depending on • Proof-of-concept technology transfer for the manufacture product mix of LYL797 CAR T-cell therapy CAR T, chimeric antigen receptor T cell; TIL, tumor infiltrating lymphocytes; GMP, good • Single Cell Shuttle capacity of up to ~800 LYL797 cell manufacturing practice doses/year 33 PROPRIETARY

Advancing T cell therapies for solid tumors

Clinical data from two lead programs in 2024

Two clinical programs: wholly-owned, addressing large patient populations

LYL797: ROR1 targeted CAR T cell

- 1H2024: P1 clinical & translational data from 20+ patients
- TNBC, NSCLC

LYL845: Tumor Infiltrating Lymphocyte (TIL)

- 2024: P1 clinical & translational data
- Melanoma, NSCLC, CRC

Executing a scalable manufacturing strategy

Lyell's LyFE center producing current clinical supply

- 2024: Epi-R P2 process to shorten TIL manufacturing time without impacting cell number and phenotype

Planning for the future

- CAR T cell proof-of-concept collaboration with Cellares to build scale and reduce cost

Portfolio of novel reprogramming platform technologies

- 1H2024: IND filing for LYL119, ROR1 targeted CAR T cell designed for enhanced potency and durability; using four of our technologies

~$633 million in cash

- Runway into 2026

ROR1, receptor tyrosine kinase-like orphan receptor 1; TNBC, triple-negative breast cancer; NSCLC, non-small-cell lung cancer; CRC, colorectal cancer; P1, Phase 1

34 PROPRIETARY

Lyell

IT’S ALL ABOUT THE CELLS